                                                                  EXHIBIT 99.(A)

                                    FORM OF
                             LETTER OF TRANSMITTAL
                          CHARTER MEDICAL CORPORATION

   OFFER TO EXCHANGE ITS 11 1/4% SERIES A SENIOR SUBORDINATED NOTES DUE 2004
                       FOR ANY AND ALL OF ITS OUTSTANDING
                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2004

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
              5:00 P.M., NEW YORK CITY TIME, ON           , 1994,
                         UNLESS THE OFFER IS EXTENDED.

                             To Marine Midland Bank
                             (the "Exchange Agent")

         BY REGISTERED OR CERTIFIED MAIL:                                 BY HAND:
                Marine Midland Bank                                  Marine Midland Bank
            Corporate Trust Operations                           Corporate Trust Operations
                   140 Broadway                                         140 Broadway
                     "A" Level                                            "A" Level
          New York, New York, 10005-1180                       New York, New York, 10005-1180
            BY FACSIMILE TRANSMISSION:                              BY OVERNIGHT COURIER:
                Marine Midland Bank                                  Marine Midland Bank
            Corporate Trust Operations                           Corporate Trust Operations
                  (212) 658-6425                                        140 Broadway
                                                                          "A" Level
                                                               New York, New York, 10005-1180

                               TELEPHONE NUMBER:
                                 (212) 658-6433

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned hereby acknowledges receipt of the  Prospectus dated       ,
1994 (the "Prospectus") of Charter Medical Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 1/4% Series A Senior Subordinated Notes due 2004 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 11 1/4% Senior Subordinated Notes due 2004 (the "Old Notes"). The term "Expiration Date" shall
mean  5:00 p.m., New York City time, on           , 1994, unless the Company, in
its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used by holders of Old Notes if (i) certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of holders, are referred to herein, together with such holders, as "Acting Holders") or (iii) tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:  ________________________________________________

Account Number:  _______________________________________________________________

Transaction Code Number:  ______________________________________________________

Principal Amount of Tendered Old Notes:  _______________________________________

    If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

/ /  CHECK HERE IF TENDERED OLD  NOTES ARE BEING DELIVERED PURSUANT TO A  NOTICE
    OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

Name of Registered or Acting Holder(s):  _______________________________________

Window Ticket No. (if any):  ___________________________________________________

Date of Execution of Notice of Guaranteed Delivery:  ___________________________

Name of Eligible Institution
that Guaranteed Delivery:  _____________________________________________________

If Delivered by Book-Entry Transfer,
the Account Number:  ___________________________________________________________

Transaction Code Number:  ______________________________________________________

/ /  CHECK  HERE IF YOU ARE  A BROKER-DEALER AND WISH  TO RECEIVE 10  ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:  _________________________________________________________________________

Address:  ______________________________________________________________________

          ______________________________________________________________________

Attention:  ____________________________________________________________________

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                               BOX 1
                     DESCRIPTION OF 11 1/4% SENIOR SUBORDINATED NOTES DUE 2004*
- ----------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
   NAME(S) AND ADDRESS(ES) OF                       AGGREGATE PRINCIPAL        TENDERED (MUST BE
      REGISTERED HOLDER(S)           CERTIFICATE    AMOUNT REPRESENTED       IN INTEGRAL MULTIPLE
   (PLEASE FILL IN, IF BLANK)         NUMBER(S)      BY CERTIFICATE(S)           OF $1,000)**
- ----------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------
                                        TOTAL
- ----------------------------------------------------------------------------------------------------
  *    Need not be completed by Holders tendering by book-entry transfer.
 **    Unless indicated in the column labeled  "Principal Amount Tendered," any tendering Holder  of
       11  1/4%  Senior Subordinated  Notes due  2004 will  be  deemed to  have tendered  the entire aggregate principal  amount represented  by the  column labeled  "Aggregate Principal  Amount
       Represented by Certificate(s)."
       If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
       The  minimum permitted tender  is $1,000 in  principal amount of  11 1/4% Senior Subordinated
       Notes due 2004. All other tenders must be in integral multiples of $1,000.

                                     BOX 2

                       SPECIAL REGISTRATION INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name  __________________________________________________________________________
                                    (Please Print)

Address  _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                 (Tax Identification or Social Security Number)

                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver certificate(s) to:

Name  __________________________________________________________________________
                                    (Please Print)

Address  _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                 (Tax Identification or Social Security Number)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the principal amount of Old Notes indicated in Box 1 above.

    Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (iii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the undersigned nor any such other person is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, or if it is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it. In addition, the undersigned and any such person acknowledge that (a) any person participating in the Exchange Offer for the purpose of making a public distribution of the New Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Notes and cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available April 13, 1989) or similar no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a public distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

    If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All  authority  conferred  or  agreed  to be  conferred  by  this  Letter of
Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

    Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates (or electronic transfers) representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates (or electronic transfers) for Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instuctions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

    Holders who wish to tender their Old Notes but (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

  X  _____________________________________________     _________________________
                                                                 Date
  X  _____________________________________________     _________________________
                                                                 Date
Area Code and Telephone Number:  _________________

    The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Notes or by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s):  ______________________________________________________________________
                                    (Please Print)

Capacity:  _____________________________________________________________________

Address:  ______________________________________________________________________
                                   (Include Zip Code)

________________________________________________________________________________

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

Signature(s) Guaranteed by an Eligible Institution:  ___________________________
                                                 (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                 (Name of Firm)

________________________________________________________________________________
                          (Address, Include ZIP Code)

________________________________________________________________________________
                        (Area Code and Telephone Number)

Dated:  ________________________________________________________________________

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Old Notes transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the Closing of the Exchange Offer.

    2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

        (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

        (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Notes and the principal amount of tendered Old Notes, and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Old Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Notes transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

       (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof) and certificates representing the tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Notes transferred electronically) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

    Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery process.

    3. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder.

    4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the holder at his or her registered address (or transferred to the account of the Book-Entry Facility designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

    5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered herewith, the signature must correspond with the name as written on the face of the tendered Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

    If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

    If this Letter of Transmittal is signed by the registered holder or Acting Holder, and New Notes are to be issued and any untendered or unaccepted principal amount of Old Notes are to be reissued or returned to the registered holder or Acting Holder, then the registered holder or Acting Holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Acting Holder), the registered holder or Acting Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name of the registered holder appears on such Old Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listings), with the signature on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

    If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder of the Old Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the issuance of New Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered holder (or, if signed by a participant in the Book-Entry Transfer Facility, any New Notes or Old Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

    6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent (or deposited) if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holders should complete the applicable box.

    If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the Acting Holder of the Old Notes or deposited at such Acting Holder's account at the Book-Entry Transfer Facility.

    7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes
(whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    The Company reserves the right in its sole discretion to take whatever steps
are  necessary  to  comply  with  the  Company's  obligation  regarding   backup
withholding.

    9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not properly tendered or any Old Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities in or conditions of tenders of Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

    10.   WAIVER OF  CONDITIONS.   The Company  reserves the  absolute right  to
amend, waive or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

    11.    NO CONDITIONAL  TENDER.   No  alternative, conditional,  irregular or
contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

    12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

    13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    14. ACCEPTANCES OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under "Special Delivery Instructions."

    15.  WITHDRAWAL.   Tenders  may be withdrawn  only pursuant  to the  limited
withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

- ----------------------------------------------------------------------------------------------------
                              PAYOR'S NAME: CHARTER MEDICAL CORPORATION
- ----------------------------------------------------------------------------------------------------
                                           Name (if joint names, list first  and
                                           circle  the  name  of  the  person or
              SUBSTITUTE                   entity whose number you enter in Part
                                           1 below.  See  instructions  if  your
                                           name has changed.)
                                         ------------------------------------------------------------
               FORM W-9                    Address
                                         ------------------------------------------------------------
      DEPARTMENT OF THE TREASURY           City, State and ZIP Code
                                         ------------------------------------------------------------
                                           List account number(s) here
                                           (optional)
                                         ------------------------------------------------------------
       INTERNAL REVENUE SERVICE            Part   1   --  PLEASE   PROVIDE  YOUR    Social Security
                                           TAXPAYER IDENTIFICATION NUMBER           Number or TIN
                                           ("TIN")  IN  THE  BOX  AT  RIGHT  AND
                                           CERTIFY BY SIGNING AND DATING BELOW
                                         ------------------------------------------------------------
                                           Part  2 -- Check the  box if you are  NOT subject to backup withholding under the  provisions of Section  3408(a)(1)(C)
                                           of  the Internal Revenue Code because (1) you have not been notified that you  are subject to  backup withholding as  a result  of failure to  report all interest  or dividends or
                                           (2) the Internal Revenue Service has notified you that  you are no longer subject to backup withholding. / /
                                         ------------------------------------------------------------
        PAYOR'S REQUEST FOR TIN            CERTIFICATION  -- UNDER THE PENALTIES        Part 3--
                                           OF  PERJURY,  I   CERTIFY  THAT   THE      AWAITING TIN
                                           INFORMATION  PROVIDED ON THIS FORM IS          / /
                                           TRUE, CORRECT AND COMPLETE.
  SIGNATURE -->                                         DATE -->
- ----------------------------------------------------------------------------------------------------
Note
  FAILURE TO COMPLETE AND  RETURN THIS FORM MAY  RESULT IN BACKUP WITHHOLDING  OF 31% OF ANY  PAYMENTS
  MADE  TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
  OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                  PAGE 1 OF 2

OBTAINING A NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Payees specifically exempted from backup withholding on ALL payments include the following:

    - A corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a), or an individual retirement plan.

    - The United States or any agency or instrumentality thereof.

    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency, or instrumentality thereof.

    - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a).

    - An  exempt charitable remainder trust, or  a non-exempt trust described in section 4947(a)(1).

    - An entity registered at all times under the Investment Company Act of 1940.

    - A foreign central bank of issue.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

    Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals.

    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payor.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations

    - Payments made to a nominee.

    Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

    PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the number for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

    (3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

    (4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security numbers have nine digits separated by two hyphens: e.g. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: 00-0000000. The table below will help determine the number to give the Payor.

- --------------------------------------------------------------------------------
                                              GIVE THE
                                              EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                     NUMBER OF:
- --------------------------------------------------------------------------------
  1.    An individual account                 The individual
  2.    Two or more individuals (joint        The actual owner of the account
        account)                              or, if combined funds, any one of
                                              the individuals (1)
  3.    Husband and wife (joint account)      The actual owner of the account
                                              or, if joint funds, either person
                                              (1)
  4.    Custodian account of a minor          The minor (2)
        (Uniform Gift to Minors Act)
  5.    Adult and minor (joint account)       The adult or, if the minor is the
                                              only contributor, the minor (1)
  6.    Account in the name of guardian or    The ward, minor, or incompetent
        committee for a designated ward,      person (3)
        minor, or incompetent person
  7.    a. The usual revocable savings        The grantor-trustee (1)
           trust account (grantor is also
           trustee)
        b. So-called trust account that is    The actual owner (1)
           not a legal or valid trust
           under State law

- --------------------------------------------------------------------------------
                                              GIVE THE
                                              EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                     NUMBER OF:
- --------------------------------------------------------------------------------
  8.    Sole proprietorship account           The owner (4)
  9.    A valid trust, estate, or pension     The legal entity (Do not furnish
        trust                                 the identifying number of the
                                              personal representative or trustee
                                              unless the legal entity itself is
                                              not designated in the account
                                              title) (5)
 10.    Corporate account                     The corporation
 11.    Religious, charitable, or             The organization
        educational organization account
 12.    Partnership account held in the       The partnership
        name of the business
 13.    Association, club, or other tax-      The organization
        exempt organization
 14.    A broker or registered nominee        The broker or nominee
 15.    Account with the Department of        The public safety
        Agriculture in the name of a
        public entity (such as a State or
        local government, school district,
        or prison) that receives
        agricultural program payments

- -----------------------------------------------------
- -----------------------------------------------------
(1)   List first and circle the name of the person whose number you furnish.
(2)   Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)   Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.